Exhibit 99.1

1 Q4 and Full Year 2007 Q4 and Full Year 2007 Earnings Conference Call Earnings Conference Call February 28, 2008

2 This discussion may contain certain statements which are not historical facts, but are “forward-looking statements.” These forward-looking statements are based on current expectations, estimates and projections about the industry in which HickoryTech operates and management’s beliefs and assumptions. Such forward-looking statements are subject to uncertainties that could cause HickoryTech’s future actual results to differ materially from such statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and probabilities, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which is as of Feb. 28, 2008. HickoryTech undertakes no obligation, other than those required by regulatory agencies, to update any of its forward-looking statements for any reason. For further cautions on HickoryTech’s position on forward-looking statements, please refer to opening section in Part 1 of the Company’s SEC Form 10-k. Forward Looking Statement Forward Looking Statement Q4-2007 Earnings | 02.28.08 | HTCO

3 Fourth Quarter 2007 Highlights Fourth Quarter 2007 Highlights As compared to Fourth Quarter 2006 • Total company revenue increased 15% to $38.3 M • Operating income increased 64 percent to $4.9 M • Income from continuing operations increased 215% • Enventis Sector revenue increased 33% to $19.5 M • Diluted earnings per share from continuing ops increased 200% Q4-2007 Earnings | 02.28.08 | HTCO

4 Full Year 2007 Highlights Full Year 2007 Highlights As compared to full year 2006 • Total company revenue increased 18% to $156.6 M • Operating income increased 46% to $23.2 M • Income from continuing operations increased 65% • Enventis Sector revenue increased 38% to $79.8 M • Diluted earnings per share increased 282% • Debt reduced $13.9 M Q4-2007 Earnings | 02.28.08 | HTCO

5 Total Company Results Total Company Results Q4-2007 Earnings | 02.28.08 | HTCO 2007 2006 2007 2006 % Change Revenue Telecom Sector 18.7 $ 18.6 $ 76.8 $ 74.9 $ 3% Enventis Sector 19.6 14.8 79.8 58.0 38% Total 38.3 $ 33.4 $ 156.6 $ 132.9 $ 18% Costs & Expenses 33.4 30.4 $ 133.4 $ 117.1 $ 14% Operating Income 4.9 $ 3.0 $ 23.2 $ 15.8 $ 46% Income from Continuing Ops 1.5 $ 0.5 $ 8.6 $ 5.2 $ 65% Discontinued Operations - $ (2.4) $ - $ (2.9) $ -100% Net Income 1.5 $ (1.9) $ 8.6 $ 2.3 $ 280% EPS - Diluted - Continuing Ops 0.12 $ 0.04 $ 0.65 $ 0.40 $ 64% EPS - Diluted - Discontinued Ops - (0.18) - (0.23) -100% 0.12 $ (0.14) $ 0.65 $ 0.17 $ 282% (Dollars In Millions) Three months ended Dec. 31 For year ended Dec. 31

6 Telecom Sector Results Telecom Sector Results Numbers prior to inter-segment eliminations. Consistent Revenue and Profits, Decreased CAPEX Q4-2007 Earnings | 02.28.08 | HTCO (Dollars In Millions) Q4-2007 Q4-2006 % Change 2007 2006 % Change Revenue Access1 7.1 7.6 -7% 30.9 29.9 3% Broadband 2.4 2.0 20% 9.2 7.5 22% Other Telecom 9.3 $ 9.2 $ 2% 37.2 $ 37.8 $ -1% Total Revenues 18.8 $ 18.8 $ 0% 77.3 $ 75.2 $ 3% Costs and Operating Expenses 11.4 $ 11.7 $ -1% 44.3 $ 45.1 $ -2% Depreciation and Amortization 3.9 3.9 1% 15.2 15.0 1% Operating Income 3.5 3.2 $ 9% 17.8 $ 15.1 $ 18% Net Income 1.9 $ 2.0 $ -6% 10.5 $ 9.2 $ 13% Capital Expenditures 4.2 $ 3.3 $ 29% 11.5 $ 15.6 $ -26% 1 Access revenue includes a $1.9 million one-time settlement in Q2-07. For year ended Dec. 31

7 Enventis Sector Results Enventis Sector Results 38% revenue growth in 2007 Q4-2007 Q4-2006 % Change 2007 2006 % Change Revenue ENS equipment revenue 11.7 $ 8.5 $ 38% 51.0 $ 36.2 $ 41% ENS service revenue 2.4 1.4 78% 8.3 4.6 81% ETS service revenue 5.6 4.9 14% 20.9 17.2 21% Total Revenue 19.7 $ 14.8 $ 33% 80.2 $ 58.0 $ 38% Costs & Operating Expenses 16.5 $ 13.7 $ 20% 69.5 $ 52.8 $ 32% Depreciation and Amortization 1.0 0.8 28% 3.8 3.0 23% Operating Income 2.2 $ 0.3 $ 734% 6.9 $ 2.2 $ 208% 1.2 $ 0.2 $ 568% 4.1 $ 1.4 $ 199% Capital Expenditures 1.9 $ 1.0 $ 93% 5.9 $ 5.3 $ 11% Net Income For year ended Dec. 31 (Dollars In Millions) Numbers prior to inter-segment eliminations. Q4-2007 Earnings | 02.28.08 | HTCO

8 Enventis Product Line Results Enventis Product Line Results *EBITDA is a non-GAAP measure. (Dollars in Millions) 2007 2006 2007 2006 2007 2006 2007 2006 Revenues before intersegment eliminations: Equipment revenue 11.7 $ 8.5 $ - $ - $ 51.0 $ 36.2 $ - $ - $ Service revenue 2.4 1.4 5.4 4.9 8.3 4.6 20.5 17.2 Intersegment - - 0.2 - - - 0.4 - 14.1 $ 9.9 $ 5.6 $ 4.9 $ 59.3 $ 40.8 $ 20.9 $ 17.2 $ Cost of sales 9.7 $ 7.5 $ 0.1 $ 0.3 $ 45.0 $ 30.8 $ 0.3 $ 0.4 $ Cost of services (excluding depreciation and amortization) 1.3 1.4 3.0 2.3 4.5 3.9 10.2 8.7 Selling, general and administrative expenses, (excluding depreciation and amortization) 1.4 0.9 1.0 1.3 5.1 4.6 4.4 4.4 Depreciation and amortization 0.1 0.1 0.9 0.7 0.5 0.3 3.3 2.7 Operating income 1.6 $ - $ 0.6 $ 0.3 $ 4.2 $ 1.2 $ 2.7 $ 1.0 $ Net income 0.9 $ - $ 0.3 $ 0.2 $ 2.5 $ 0.7 $ 1.6 $ 0.7 $ Capital expenditures 0.1 $ - $ 1.8 $ 1.0 $ 0.6 $ 0.2 $ 5.3 $ 5.1 $ Numbers prior to inter-segment eliminations EBITDA* 1.7 $ 0.1 $ 1.5 $ 1.0 $ 4.7 $ 1.5 $ 6.0 $ 3.7 $ Free Cash Flow 1.6 $ 0.1 $ (0.3) $ - $ 4.1 $ 1.3 $ 0.7 $ (1.4) $ Three Months Ended Dec. 31 For year ended Dec. 31 Network Services Transport Services Network Services Transport Services Q4-2007 Earnings | 02.28.08 | HTCO

9 Enventis Revenue Enventis Revenue $- $3.0 $6.0 $9.0 $12.0 $15.0 $18.0 $21.0 $24.0 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Equipment Sales & Service (ENS) Transport Service (ETS) ENS Revenue is more variable than ETS revenue Q4-2007 Earnings | 02.28.08 | HTCO

10 Network Access Revenues Network Access Revenues *Q2-07 includes $1.9 million IXC settlement A pricing-level decline occurred July ’07, run rates are now lower. Q4-2007 Earnings | 02.28.08 | HTCO $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Q1 Q2 Q3 Q4 2005 2006 2007 *IXC Settlement

11 Revenue Diversification Revenue Diversification 2005 Revenues 2006 Revenues 2007 Revenues Q4-2007 Earnings | 02.28.08 | HTCO Stronger diversification, less dependent upon Access

12 Volume Related Costs 2007 2006 2007 2006 % Change Cost of Sales 9.8 $ 7.8 $ 45.3 $ 31.2 $ 46% Relatively Fixed Costs Cost of Services 12.0 $ 12.1 $ 44.9 $ 44.5 $ 1% Selling, Gen. & Admin. 6.6 5.8 24.2 23.3 4% Depreciation & Amort. 5.0 4.7 19.0 18.1 5% 23.6 $ 22.6 $ 88.1 $ 85.9 $ 3% Note: The total of "Relatively Fixed Costs" is growing at a low pace. Excluding the 2006 Enventis integration cos ts of $2.4 million, the 2007 increase would be 5.5%. For year ended Dec. 31 For three months ended Dec. 31 Costs and Expenses Costs and Expenses (Dollars in millions) Q4-2007 Earnings | 02.28.08 | HTCO

13 Debt Level Debt Level $13.9 million debt pay down in 2007 $142.8 $143.1 $129.2 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 2005 2006 2007 (Dollars in millions) Q4-2007 Earnings | 02.28.08 | HTCO

14 Free Cash Flow Free Cash Flow For year ended Dec. 31 (a) 2007 2006 $ Change 2007 2006 $ Change EBITDA* 9.8 $ 7.7 $ 2.1 $ 42.2 $ 34.0 $ 8.2 $ (6.1) (4.3) (1.8) (17.5) (21.1) 3.6 Free Cash Flow 3.7 $ 3.4 $ 0.3 $ 24.7 $ 12.9 $ 11.8 $ *EBITDA is a non-GAAP measure. (a) Free Cash Flow in 2007 contains $1.9 millon of non-recurring settlement for an interexcange carrier. Excluding this, the year over year change is $9.90 million. (Dollars In Millions) For three months ended Dec. 31 Capital Expenditures Free Cash Flow nearly doubled in 2007 Q4-2007 Earnings | 02.28.08 | HTCO

15 Reconciliation of Operating Income to EBITDA Reconciliation of Operating Income to EBITDA Q4-2007 Earnings | 02.28.08 | HTCO Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non-GAAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation. Q4-2007 Q4-2006 $ Change 2007 2006 $ Change Operating Income 4.9 $ 3.0 $ 1.9 $ 23.2 $ 15.8 $ 7.4 $ Add: Depreciation 4.6 4.4 0.2 17.8 17.0 0.8 Amortization of Intangibles 0.3 0.3 - 1.2 1.2 - 9.8 $ 7.7 $ 2.1 $ 42.2 $ 34.0 $ 8.2 $ For year ended Dec. 31 EBITDA (Dollars In Millions)

16 Fiscal 2008 Outlook Fiscal 2008 Outlook • Revenue may range from $158 million to $164 million • Net Income may range from $7.6 million to $8.4 million • CAPEX may range from $18 million to $20 million • Debt Balance of Dec. 31, 2008 may end at $125 million to $128 million Q4-2007 Earnings | 02.28.08 | HTCO HickoryTech provided the following full-year 2008 outlook in its Feb. 27, 2008 earnings release: Note: In compar ing fiscal 2008 outlook to 2007 results, note 2007 results included non-recurring carrier revenue of $1.9 million (Telecom Sector). Fiscal 2008 outlook reflects uncertainty w ith the economy and customer purchasing decisions.

17 Telecom Digital TV Expansion Telecom Digital TV Expansion Q4-2007 Earnings | 02.28.08 | HTCO 11 Markets, covering 32,000 homes Mankato Digital TV launch began Q4 ‘07, serv ice will be av ailable to the majority of Mankato by Q4 ’08.

18 Q4-2007 Earnings | 02.28.08 | HTCO HickoryTech Service Area HickoryTech Service Area 2,400 fiber optic miles